Exhibit 99.1

JLL Reports Record Full-Year 2014 Adjusted Earnings Per Share of $8.69, Up 38 Percent Over Last Year
Full-year fee revenue of $4.7 billion, up 18 percent

CHICAGO, February 3, 2015 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported 2014 adjusted earnings per share of $8.69, up from $6.32 in the prior year. Full-year fee revenue of $4.7 billion was up 18 percent. All percentage variances are calculated on a local currency basis.

•	Strong fourth quarter and full-year fee revenue growth across all service lines and geographic segments

•	Margins expanded in all segments for the quarter and the year

•	Investments for future profitable revenue growth continue

•	LaSalle Investment Management raised nearly $9 billion of equity commitments for the year and continued outstanding investment performance

•	Standard & Poor's raised JLL's investment grade credit rating to BBB

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

Revenue	$1,749	$1,509	$5,430	$4,462
Fee Revenue[1]	$1,557	$1,349	$4,702	$4,027
Adjusted Net Income[2]	$195	$150	$393	$285
U.S. GAAP Net Income[2]	$194	$147	$386	$269
Adjusted Earnings per Share[2]	$4.30	$3.33	$8.69	$6.32
Earnings per Share	$4.28	$3.26	$8.52	$5.98
Adjusted EBITDA[3]	$297	$230	$651	$498
Adjusted EBITDA, Real Estate Services	$271	$211	$517	$428
Adjusted EBITDA, LaSalle Investment Management	$26	$19	$134	$70
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

CEO Comment:
"We completed an excellent fourth quarter and full-year 2014, with strong revenue growth across all service lines and geographies, record profit, and record levels of new capital raised by LaSalle,” said Colin Dyer, President and CEO of JLL. “In 2015, we will continue our consistent policy of investing in our platform to continuously improve the quality and scope of our services, and build the long-term value of our company,” Dyer added.

JLL Reports Fourth-Quarter 2014 Results - Page 2

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2014	2013		2014	2013

Real Estate Services (“RES”)
Leasing	$538.1	$465.1	19%	$1,540.0	$1,321.7	17%
Capital Markets & Hotels	328.1	270.3	27%	820.3	716.1	15%
Property & Facility Management Fee Revenue[1]	305.8	290.7	9%	1,070.6	947.7	15%
Property & Facility Management	428.6	386.2	16%	1,523.7	1,199.5	30%
Project & Development Services Fee Revenue[1]	131.6	114.2	19%	434.5	372.4	18%
Project & Development Services	200.4	178.6	18%	709.3	555.4	29%
Advisory, Consulting and Other	161.8	142.9	17%	468.2	414.2	13%
Total RES Fee Revenue[1]	$1,465.4	$1,283.2	18%	$4,333.6	$3,772.1	16%
Total RES Revenue	$1,657.0	$1,443.1	19%	$5,061.5	$4,206.9	22%

LaSalle Investment Management
Advisory Fees	$58.8	$56.0	9%	$235.6	$223.0	5%
Transaction Fees & Other	7.3	7.2	8%	27.2	18.1	53%
Incentive Fees	25.9	3.1	n.m.	105.3	13.6	n.m.
Total LaSalle Investment Management Revenue	$92.0	$66.3	44%	$368.1	$254.7	45%

Total Firm Fee Revenue[1]	$1,557.4	$1,349.5	19%	$4,701.7	$4,026.8	18%
Total Firm Revenue	$1,749.0	$1,509.4	20%	$5,429.6	$4,461.6	23%

n.m. - not meaningful

Consolidated Performance Highlights:

•	Consolidated fee revenue for the year was $4.7 billion, up 18 percent from 2013. Consolidated fee revenue for the fourth quarter was $1.6 billion, up 19 percent from 2013.

•
Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $4.2 billion for the year, compared with $3.6 billion last year, an increase of 16 percent. Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $1.3 billion for the fourth quarter, compared with $1.2 billion last year, an increase of 16 percent.

•	LaSalle Investment Management continued to successfully raise and deploy capital with a record $8.9 billion in equity raised in the year.

•
Adjusted EBITDA margin calculated on a fee revenue basis was 13.8 percent for the year, compared with 12.4 percent last year. Adjusted EBITDA margin calculated on a fee revenue basis was 19.1 percent for the fourth quarter, compared with 17.1 percent last year.

JLL Reports Fourth-Quarter 2014 Results - Page 3

Balance Sheet and Net Interest Expense:

•	In December 2014, Standard & Poor’s raised the firm’s investment-grade rating to BBB, which aligns with the firm’s investment-grade rating from Moody’s of Baa2.

•	The firm reduced total net debt to $163 million from $437 million last year as the firm’s strong cash generation continues.

•
Net interest expense for 2014 was $28.3 million, down from $34.7 million in 2013. The firm continues to benefit from both lower cost of debt after renewing its bank credit facility in October 2013 and lower average borrowing.

JLL Reports Fourth-Quarter 2014 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2014	2013		2014	2013

Leasing	$345.3	$295.1	18%	$1,039.5	$877.7	19%
Capital Markets & Hotels	94.1	80.2	18%	266.6	218.9	22%
Property & Facility Management Fee Revenue[1]	139.0	133.5	6%	454.3	407.5	13%
Property & Facility Management	195.3	169.8	18%	661.9	518.4	31%
Project & Development Services Fee Revenue[1]	69.5	59.3	19%	222.7	187.7	20%
Project & Development Services	70.7	59.6	20%	225.5	188.9	21%
Advisory, Consulting and Other	40.2	36.3	11%	125.6	114.2	10%
Operating Revenue	$688.1	$604.4	15%	$2,108.7	$1,806.0	18%

Equity Earnings	0.3	0.3	19%	0.8	0.5	41%
Total Segment Fee Revenue[1]	$688.4	$604.7	15%	$2,109.5	$1,806.5	18%
Total Segment Revenue	$745.9	$641.3	18%	$2,319.9	$1,918.6	22%

Americas Performance Highlights:

•
Fee revenue for the year was $2.1 billion, an increase of 18 percent from 2013. Revenue growth was broad-based, with Leasing up 19 percent, Capital Markets & Hotels up 22 percent, Property & Facility Management up 13 percent, and Project & Development Services up 20 percent, compared with last year. Fee revenue for the fourth quarter was $688 million, an increase of 15 percent from 2013.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $1.9 billion for the year, compared with $1.6 billion last year, an increase of 17 percent. Fee-based operating expenses, excluding restructuring and acquisition charges, were $581 million for the fourth quarter, compared with $516 million last year, an increase of 14 percent.

•	Operating income was $219 million for the year, compared with $184 million in 2013. Operating income was $108 million for the fourth quarter, compared with $89 million in 2013.

•
Adjusted EBITDA was $275 million for the year, compared with $229 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 13.0 percent for the year, compared with 12.7 percent in 2013. Adjusted EBITDA was $124 million for the fourth quarter, compared with $101 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 18.1 percent for the fourth quarter, compared with 16.7 percent in 2013.

JLL Reports Fourth-Quarter 2014 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2014	2013		2014	2013

Leasing	$106.9	$103.6	11%	$295.2	$271.5	9%
Capital Markets & Hotels	173.2	129.1	42%	411.8	333.3	23%
Property & Facility Management Fee Revenue[1]	65.7	61.1	14%	236.9	192.6	21%
Property & Facility Management	91.6	87.9	10%	338.2	240.4	38%
Project & Development Services Fee Revenue[1]	41.2	36.3	21%	139.6	117.4	18%
Project & Development Services	96.8	93.7	11%	354.7	274.2	28%
Advisory, Consulting and Other	88.1	77.5	21%	232.7	203.7	13%
Operating Revenue	$475.1	$407.6	24%	$1,316.2	$1,118.5	17%

Equity Losses	—	—	n.m.	—	(0.5)	n.m.
Total Segment Fee Revenue[1]	$475.1	$407.6	24%	$1,316.2	$1,118.0	17%
Total Segment Revenue	$556.6	$491.8	20%	$1,632.6	$1,322.6	23%

n.m. - not meaningful

EMEA Performance Highlights:

•
Fee revenue for the year was $1.3 billion, an increase of 17 percent from 2013. Revenue growth was driven by Capital Markets & Hotels, up 23 percent, and Property & Facility Management, up 21 percent, compared with last year. Growth in the region for the year was broad-based, led by the UK, Germany, France, Spain, MENA, Ireland and Belgium. Fee revenue for the fourth quarter was $475 million, an increase of 24 percent from 2013.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $1.2 billion for the year, compared with $1.0 billion last year, an increase of 15 percent. Fee-based operating expenses, excluding restructuring and acquisition charges, were $390 million for the fourth quarter, compared with $348 million last year, an increase of 18 percent.

•
Adjusted operating income, which excludes King Sturge amortization, was $123 million for the year, compared with $92 million in 2013. Adjusted operating income was $85 million for the fourth quarter, compared with $60 million in 2013.

•
Adjusted EBITDA was $145 million for the year, compared with $110 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 11.0 percent for the year, compared with 9.8 percent in 2013. Adjusted EBITDA was $91 million for the fourth quarter, compared with $65 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 19.2 percent for the quarter, compared with 16.0 percent in 2013.

JLL Reports Fourth-Quarter 2014 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2014	2013		2014	2013

Leasing	$85.9	$66.4	34%	$205.3	$172.5	23%
Capital Markets & Hotels	60.8	61.0	5%	141.9	163.9	(10)%
Property & Facility Management Fee Revenue[1]	101.1	96.1	10%	379.4	347.6	14%
Property & Facility Management	141.7	128.5	16%	523.6	440.7	24%
Project & Development Services Fee Revenue[1]	20.9	18.6	18%	72.2	67.3	11%
Project & Development Services	32.9	25.3	37%	129.1	92.3	45%
Advisory, Consulting and Other	33.5	29.1	16%	109.9	96.3	16%
Operating Revenue	$302.2	$271.2	16%	$908.7	$847.6	11%

Equity Earnings	0.3	0.1	n.m.	0.4	0.1	n.m.
Total Segment Fee Revenue[1]	$302.5	$271.3	16%	$909.1	$847.7	11%
Total Segment Revenue	$355.1	$310.4	20%	$1,110.2	$965.8	19%

n.m. - not meaningful

Asia Pacific Performance Highlights:

•
Fee revenue for the year was $909 million, an increase of 11 percent from 2013. Revenue growth was driven by Leasing, up 23 percent, and Property & Facility Management, up 14 percent, compared with last year. Capital Markets & Hotels revenue for the year was down 10 percent, but up 5 percent for the quarter. Growth was led by Greater China and India geographically, but also was broad-based across the region's Property & Facility Management business. Fee revenue for the fourth quarter was $303 million, an increase of 16 percent from 2013.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $825 million for the year, compared with $770 million last year, an increase of 11 percent. Fee-based operating expenses, excluding restructuring and acquisition charges, were $250 million for the fourth quarter, compared with $229 million last year, an increase of 14 percent.

•	Operating income was $84 million for the year, compared with $77 million in 2013. Operating income was $52 million for the fourth quarter, compared with $43 million in 2013.

•
Adjusted EBITDA was $98 million for the year, compared with $90 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 10.7 percent for the year, compared with 10.6 percent in 2013. Adjusted EBITDA was $56 million for the fourth quarter, compared with $46 million last year. Adjusted EBITDA margin calculated on a fee revenue basis was 18.4 percent for the fourth quarter, compared with 16.8 percent in 2013.

JLL Reports Fourth-Quarter 2014 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2014	2013		2014	2013

Advisory Fees	$58.8	$56.0	9%	$235.6	$223.0	5%
Transaction Fees & Other	7.3	7.2	8%	27.2	18.1	53%
Incentive Fees	25.9	3.1	n.m.	105.3	13.6	n.m.
Operating Revenue	$92.0	$66.3	44%	$368.1	$254.7	45%

Equity Earnings	6.7	9.8	(31)%	47.0	31.2	51%
Total Segment Revenue	$98.7	$76.1	34%	$415.1	$285.9	46%

n.m. - not meaningful

LaSalle Investment Management Performance Highlights:

•
Advisory fees were $236 million for the year, up 5 percent from last year, and up 9 percent in the quarter. Total segment revenue, including $27 million of transaction fees, $105 million of incentive fees and $47 million of equity earnings, was $415 million for the year, compared with $286 million last year.

•	Operating expenses were $283 million for the year, compared with $218 million last year.

•
Operating income was $132 million for the year, compared with $68 million last year. Adjusted EBITDA was $134 million for the year, compared with $70 million last year. Adjusted EBITDA margin was 32.3 percent, compared with 24.4 percent in 2013.

•	Capital raise was a record $8.9 billion for the year.

•
Assets under management were $53.6 billion as of December 31, 2014, up from $47.6 billion at December 31, 2013. The net increase in assets under management resulted from $11.0 billion of acquisitions and takeovers, $8.6 billion of dispositions and withdrawals, $4.3 billion of net valuation increases and $0.7 billion of net foreign currency decreases. Assets under management increased $0.6 billion during the fourth quarter as a result of $4.4 billion of acquisitions and takeovers, $2.8 billion of dispositions and withdrawals, $0.5 billion of net valuation increases and $1.5 billion of foreign currency decreases.

JLL Reports Fourth-Quarter 2014 Results - Page 8

About JLL
JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4.7 billion and gross revenue of $5.4 billion, JLL has more than 230 corporate offices, operates in more than 80 countries and has a global workforce of approximately 58,000.  On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3.4 billion square feet, or 316 million square meters, and completed $118 billion in sales, acquisitions and finance transactions in 2014. Its investment management business, LaSalle Investment Management, has $53.6 billion of real estate assets under management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Cautionary Note Regarding Forward-Looking Statements
Statements in this news release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2013, in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Any forward-looking statements speak only as of the date of this release, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events.

JLL Reports Fourth-Quarter 2014 Results - Page 9

Conference Call
Management will conduct a conference call with shareholders, analysts and investment professionals on Tuesday, February 3, 2015 at 9:00 a.m. EST.
If you would like to participate in the teleconference, please dial into one of the following phone numbers five to ten minutes before the start time (the passcode will also be required):

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Passcode:	61822408

Webcast
We are also offering a live webcast.  Follow these steps to participate:

1.	You must have a minimum 14.4 Kbps Internet connection

2.	Log on to http://www.visualwebcaster.com/event.asp?id=101317

3.	Download free Windows Media Player software: (link located under registration form)

4.	If you experience problems listening, please call the Webcast Hotline +1 877 863 2113 and provide your Event ID (101317).

Supplemental Information
Supplemental information regarding the fourth-quarter 2014 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 12:00 p.m. EST Tuesday, February 3, 2015 through 11:59 p.m. EST Tuesday, March 3, 2015 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Passcode:	61822408

Web Audio Replay
An audio replay will be available for download or stream. Information and the link can be found on the company’s website:  www.jll.com.
If you have any questions, please contact JLL’s Investor Relations department at: JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2014 and 2013
(in thousands, except share data)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,

	2014	2013	2014	2013

Revenue	$1,748,981	$1,509,418	$5,429,603	$4,461,591

Operating expenses:
Compensation and benefits	1,031,869	919,709	3,258,673	2,817,059
Operating, administrative and other	427,048	369,427	1,568,424	1,177,545
Depreciation and amortization	27,123	20,857	94,337	79,853
Restructuring and acquisition charges [4]	1,126	3,626	42,505	18,315
Total operating expenses	1,487,166	1,313,619	4,963,939	4,092,772

Operating income [1]	261,815	195,799	465,664	368,819

Interest expense, net of interest income	(6,660)	(8,115)	(28,321)	(34,718)
Equity earnings from real estate ventures	7,320	10,211	48,265	31,343

Income before income taxes and noncontrolling interest [4]	262,475	197,895	485,608	365,444
Provision for income taxes [4]	67,699	50,372	97,588	92,092
Net income [4]	194,776	147,523	388,020	273,352

Net income attributable to noncontrolling interest	841	201	1,957	3,487
Net income attributable to the Company	$193,935	$147,322	$386,063	$269,865

Dividends on unvested common stock, net of tax benefit	138	168	314	409
Net income attributable to common shareholders	$193,797	$147,154	$385,749	$269,456

Basic earnings per common share	$4.32	$3.31	$8.63	$6.09

Basic weighted average shares outstanding	44,824,108	44,440,684	44,684,482	44,258,878

Diluted earnings per common share [2]	$4.28	$3.26	$8.52	$5.98

Diluted weighted average shares outstanding	45,331,703	45,146,449	45,260,563	45,072,120

EBITDA [3]	$296,258	$226,867	$608,266	$480,015

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Twelve Months Ended December 31, 2014 and 2013
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,

	2014	2013	2014	2013
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$745,584	$641,079	$2,319,136	$1,918,092
Equity earnings	329	276	775	549
Total segment revenue	745,913	641,355	2,319,911	1,918,641
Gross contract costs[1]	(57,517)	(36,672)	(210,380)	(112,097)
Total segment fee revenue	688,396	604,683	2,109,531	1,806,544

Operating expenses:
Compensation, operating and administrative expenses	621,582	540,330	2,045,330	1,689,365
Depreciation and amortization	16,716	12,006	55,215	45,285
Total segment operating expenses	638,298	552,336	2,100,545	1,734,650
Gross contract costs[1]	(57,517)	(36,672)	(210,380)	(112,097)
Total fee-based segment operating expenses	580,781	515,664	1,890,165	1,622,553

Operating income	$107,615	$89,019	$219,366	$183,991

Adjusted EBITDA	$124,331	$101,025	$274,581	$229,276

EMEA
Revenue:
Operating revenue	$556,568	$491,779	$1,632,657	$1,323,201
Equity earnings (losses)	4	1	17	(535)
Total segment revenue	556,572	491,780	1,632,674	1,322,666
Gross contract costs[1]	(81,511)	(84,211)	(316,440)	(204,596)
Total segment fee revenue	475,061	407,569	1,316,234	1,118,070

Operating expenses:
Compensation, operating and administrative expenses	465,434	426,426	1,488,033	1,212,797
Depreciation and amortization	6,460	5,435	23,763	20,547
Total segment operating expenses	471,894	431,861	1,511,796	1,233,344
Gross contract costs[1]	(81,511)	(84,211)	(316,440)	(204,596)
Total fee-based segment operating expenses	390,383	347,650	1,195,356	1,028,748

Operating income	$84,678	$59,919	$120,878	$89,322

Adjusted EBITDA	$91,138	$65,354	$144,641	$109,869

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2014	2013	2014	2013
ASIA PACIFIC
Revenue:
Operating revenue	$354,812	$310,256	$1,109,701	$965,626
Equity earnings	327	127	447	129
Total segment revenue	355,139	310,383	1,110,148	965,755
Gross contract costs[1]	(52,590)	(39,051)	(201,073)	(118,089)
Total segment fee revenue	302,549	271,332	909,075	847,666

Operating expenses:
Compensation, operating and administrative expenses	299,530	264,804	1,012,639	876,239
Depreciation and amortization	3,430	2,996	13,301	12,216
Total segment operating expenses	302,960	267,800	1,025,940	888,455
Gross contract costs[1]	(52,590)	(39,051)	(201,073)	(118,089)
Total fee-based segment operating expenses	250,370	228,749	824,867	770,366

Operating income	$52,179	$42,583	$84,208	$77,300

Adjusted EBITDA	$55,609	$45,579	$97,509	$89,516

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$92,017	$66,304	$368,109	$254,672
Equity earnings	6,660	9,808	47,026	31,200
Total segment revenue	98,677	76,112	415,135	285,872

Operating expenses:
Compensation, operating and administrative expenses	72,371	57,577	281,094	216,203
Depreciation and amortization	517	419	2,059	1,805
Total segment operating expenses	72,888	57,996	283,153	218,008

Operating income	$25,789	$18,116	$131,982	$67,864

Adjusted EBITDA	$26,306	$18,535	$134,041	$69,669

SEGMENT RECONCILING ITEMS
Total segment revenue	$1,756,301	$1,519,630	$5,477,868	$4,492,934
Reclassification of equity earnings	7,320	10,212	48,265	31,343
Total revenue	$1,748,981	$1,509,418	$5,429,603	$4,461,591

Total operating expenses before restructuring and acquisition charges	1,486,040	1,309,993	4,921,434	4,074,457
Operating income before restructuring and acquisition charges	$262,941	$199,425	$508,169	$387,134

Restructuring and acquisition charges	1,126	3,626	42,505	18,315
Operating income after restructuring and acquisition charges	$261,815	$195,799	$465,664	$368,819

Total adjusted EBITDA	$297,384	$230,493	$650,771	$498,330
Restructuring and acquisition charges	1,126	3,626	42,505	18,315
Total EBITDA	$296,258	$226,867	$608,266	$480,015

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
December 31, 2014 and December 31, 2013
(in thousands)

	December 31,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$250,413	$152,726
Trade receivables, net of allowances	1,375,035	1,237,514
Notes and other receivables	181,377	94,519
Warehouse receivables	83,312	—
Prepaid expenses	64,963	56,491
Deferred tax assets, net	135,251	130,822
Other	27,825	52,156
Total current assets	2,118,176	1,724,228

Property and equipment, net of accumulated depreciation	368,361	295,547
Goodwill, with indefinite useful lives	1,907,924	1,900,080
Identified intangibles, net of accumulated amortization	38,841	45,579
Investments in real estate ventures	297,142	287,200
Long-term receivables	85,749	65,353
Deferred tax assets, net	90,897	104,654
Deferred compensation plans	111,234	85,049
Other	57,012	89,663
Total assets	$5,075,336	$4,597,353

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$630,037	$528,505
Accrued compensation	990,678	810,425
Short-term borrowings	19,623	24,522
Deferred tax liabilities, net	16,554	11,274
Deferred income	104,565	104,410
Deferred business acquisition obligations	49,259	36,040
Warehouse facility	83,312	—
Minority shareholder redemption liability	11,158	—
Other	141,825	143,248
Total current liabilities	2,047,011	1,658,424

Noncurrent liabilities:
Credit facility	—	155,000
Long-term senior notes	275,000	275,000
Deferred tax liabilities, net	17,082	18,029
Deferred compensation	125,857	103,199
Deferred business acquisition obligations	68,848	99,196
Minority shareholder redemption liability	—	20,667
Other	118,969	77,029
Total liabilities	2,652,767	2,406,544

	December 31,	December 31,
	2014	2013
Redeemable noncontrolling interest	13,449	—

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,828,779 and 44,447,958 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively	448	444
Additional paid-in capital	961,850	945,512
Retained earnings	1,631,145	1,266,967
Shares held in trust	(6,407)	(8,052)
Accumulated other comprehensive loss	(200,239)	(25,202)
Total Company shareholders' equity	2,386,797	2,179,669

Noncontrolling interest	22,323	11,140
Total equity	2,409,120	2,190,809

Total liabilities and equity	$5,075,336	$4,597,353

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Twelve Months Ended December 31, 2014 and 2013
(in thousands)

	Twelve Months Ended
	December 31,
	2014	2013

Cash provided by operating activities	$498,861	$295,235

Cash used in investing activities	(187,938)	(164,212)

Cash used in financing activities	(203,029)	(128,388)

Effect of currency exchange rate changes on cash and cash equivalents	(10,207)	(2,068)

Net increase in cash and cash equivalents	$97,687	$567

Cash and cash equivalents, beginning of period	152,726	152,159

Cash and cash equivalents, end of period	$250,413	$152,726

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses,” respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins.

Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and twelve months ended December 31, 2014 and 2013.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
($ in millions)	2014	2013	2014	2013

Revenue	$1,749.0	$1,509.4	$5,429.6	$4,461.6
Gross contract costs	(191.6)	(159.9)	(727.9)	(434.8)
Fee revenue	$1,557.4	$1,349.5	$4,701.7	$4,026.8

Operating expenses	$1,487.2	$1,313.6	$4,963.9	$4,092.8
Gross contract costs	(191.6)	(159.9)	(727.9)	(434.8)
Fee-based operating expenses	$1,295.6	$1,153.7	$4,236.0	$3,658.0

Operating income	$261.8	$195.8	$465.7	$368.8

Add:
Restructuring and acquisition charges*	1.1	3.6	42.5	18.3
King Sturge intangible amortization	0.4	0.6	2.0	2.2
Adjusted operating income	$263.3	$200.0	$510.2	$389.3

Adjusted operating income margin	16.9%	14.8%	10.9%	9.7%
*See note 4 for more information on restructuring and acquisition charges

2. Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and twelve months ended December 31, 2014, and 2013 are (a) net restructuring and acquisition charges and (b) net intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share for each net income total:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
($ in millions, except per share data)	2014	2013	2014	2013

GAAP net income attributable to common shareholders	$193.8	$147.2	$385.7	$269.5
Shares (in 000s)	45,332	45,146	45,261	45,072
GAAP diluted earnings per share	$4.28	$3.26	$8.52	$5.98

GAAP net income attributable to common shareholders	$193.8	$147.2	$385.7	$269.5
Restructuring and acquisition charges, net*	0.8	2.6	6.0	13.7
King Sturge intangible amortization, net	0.3	0.4	1.5	1.6
Adjusted net income	$194.9	$150.2	$393.2	$284.8

Shares (in 000s)	45,332	45,146	45,261	45,072

Adjusted diluted earnings per share	$4.30	$3.33	$8.69	$6.32
*See note 4 for more information on restructuring and acquisition charges

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
($ in millions)	2014	2013	2014	2013

GAAP net income	$194.8	$147.5	$388.0	$273.4
Add:
Interest expense, net of interest income	6.7	8.1	28.3	34.7
Provision for income taxes	67.7	50.4	97.6	92.1
Depreciation and amortization	27.1	20.9	94.4	79.8

EBITDA	$296.3	$226.9	$608.3	$480.0
Add:
Restructuring and acquisition charges	1.1	3.6	42.5	18.3
Adjusted EBITDA	$297.4	$230.5	$650.8	$498.3

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring and acquisition charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.
Restructuring and acquisition charges of $43 million for the twelve months ended December 31, 2014 include $35 million related to the first quarter write-off of an indemnification asset which arose from prior period acquisition activity. This write-off was offset by the recognition of a tax benefit of an equal amount in the provision for income taxes, and therefore had no impact on net income.

	Three Months Ended			Twelve Months Ended
	December 31, 2014			December 31, 2014
($ in millions)	GAAP	Adjusting Item	Adjusted	GAAP	Adjusting Item	Adjusted

Income before income taxes and noncontrolling interest	$262.5	$—	$262.5	$485.6	$34.5	$520.1
Provision for income taxes	67.7	—	67.7	97.6	34.5	132.1
Net income	$194.8		$194.8	$388.0		$388.0
Excluding the impact of this item, the adjusted provision for income taxes of $132.1 million for the twelve months ended December 31, 2014, reflects a 25.4 percent effective tax rate on adjusted income before income taxes of $520.1 million for the twelve months ended December 31, 2014. The effective tax rate on income before income taxes for the three months ended December 31, 2014 is 25.8 percent.

5. Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. LaSalle Investment Management provides investment management services to institutional investors and high-net-worth individuals.

7. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Annual Report on Form 10-K for the quarter ended December 31, 2014, to be filed with the Securities and Exchange Commission shortly.

8. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9. Certain prior year amounts have been reclassified to conform to the current presentation.

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316